UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 11, 2010 (January 5, 2010)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

Seneca Gaming Corporation (the “Corporation”) held a conference call for investors and other members of the financial community on January 5, 2010 to discuss its operating results for the fiscal quarter and year ended September 30, 2009.  The Corporation’s Chairman and members of senior management also answered questions during the conference call, including those referencing operating results for the fiscal quarter ended December 31, 2009.  Excerpts from the conference call transcript are furnished as Exhibit 99.1 to this Current Report and are incorporated by reference herein.

The information contained in this Current Report and in the excerpts of the transcript attached as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent that it is expressly stated to be incorporated by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibit

99.1        Excerpts from the transcript of the conference call held on January 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION

Date: January 11, 2010	/s/ David Sheridan
	Name:	David Sheridan
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts from the transcript of the conference call held on January 5, 2010.